UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 21, 2024 (November 21, 2024)

Ensysce Biosciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

7946 Ivanhoe Avenue, Suite 201 La Jolla, California	92037
(Address of principal executive offices)	(Zip Code)

(858) 263-4196

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	ENSC	The Nasdaq Stock Market LLC

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

(a) The annual meeting of stockholders of Ensysce Biosciences, Inc. (“Ensysce” or the “Company”) was held on November 21, 2024 (the “Annual Meeting”).

(b) Five proposals were included in the proxy material disseminated to Company stockholders. The fifth proposal was not submitted to a vote at the Annual Meeting. The fifth proposal gave discretion to the Company to adjourn the Annual Meeting, if necessary or appropriate, to solicit additional proxies if votes for one or more of the other four proposals were insufficient to approve one or more of those proposals.

1. The stockholders approved, for purposes of complying with Nasdaq Listing Rule 5635(d), the full issuance of shares of common stock and exercise of warrants for common stock issued by the Company to certain investors:

For	Against	Abstentions	Broker Non-Votes
3,102,053	210,141	180,836	3,995,063

2. The stockholders approved an amendment to the Company’s Certificate of Incorporation to authorize the Company’s Board of Directors to combine outstanding shares of the Company’s common stock into a lesser number of outstanding shares, a “Reverse Stock Split,” by a ratio of not less than one-for-ten and not more than one-for-forty, with the exact ratio to be set within this range by the Board in its sole discretion:

For	Against	Abstentions
4,561,369	1,989,571	937,153

3. The stockholders elected the Company’s three Class III Directors, with terms expiring in 2027:

Name	For	Against	Abstentions	Broker Non-Votes
Dr. Lynn Kirkpatrick	2,070,878	117,020	1,305,132	3,995,063
Dr. Adam Levin	2,074,924	118,828	1,299,278	3,995,063
Mr. Steve Martin	2,066,530	127,247	1,299,253	3,995,063

4. The stockholders ratified the appointment of Moss Adams LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2024:

For	Against	Abstentions
5,978,860	259,207	1,250,026

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 21, 2024

Ensysce Biosciences, Inc.

By:	/s/ Lynn Kirkpatrick
Name:	Dr. Lynn Kirkpatrick
Title:	President and Chief Executive Officer

3